TRANSAMERICA FUNDS

Supplement dated April 30, 2010
to the Retail Prospectus dated March 1, 2010, as previously supplemented

Transamerica AEGON High Yield Bond
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Balanced
Transamerica Diversified Equity
Transamerica Flexible Income
Transamerica Focus
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica Multi-Manager International Portfolio
Transamerica Small/Mid Cap Value
Transamerica WMC Diversified Growth

(each a “fund” and together the “funds”)

IMPORTANT NOTICE TO INVESTORS IN CLASS B SHARES

     The Board of Trustees of Transamerica Funds (the “Trust”) has approved the closing of the Class B shares of the funds to new accounts and to certain additional purchases by existing shareholders. This Supplement provides important information concerning the ability of shareholders to purchase and redeem Class B shares of the funds in light of the Board’s action.

The following supplements the information under the section of the prospectus for each fund entitled “Purchase and Sale of Fund Shares”:

Effective as of 4:00 p.m. on July 14, 2010, Class B shares will no longer be offered for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

The following supplements the information under the section of the prospectus entitled “Shareholder Information – Buying Shares”:

Shareholders who have purchased Class B shares of a fund before 4:00 p.m. on July 14, 2010 (such shareholders, “Existing Class B Shareholders” and such time, the “Close Time”) may continue to hold those shares until they automatically convert to Class A shares as provided in the existing conversion schedule set forth under “Shareholder Information – Choosing a Share Class – Class B Shares – Back Load” in the prospectus.

Effective as of the Close Time, Class B shares of each fund will no longer be offered for purchase – including to Existing Class B Shareholders – except in the following circumstances:

  Existing Class B Shareholders that have established 403(b) or SIMPLE IRA accounts directly with the Trust before the Close Time may make additional purchases of Class B shares of the funds in those accounts after the Close Time.

  Existing Class B Shareholders that have established automatic investment and/or payroll deduction accounts directly with the Trust before the Close Time may continue to make additional purchases of Class B shares of the funds pursuant to those programs after the Close Time.

  Existing Class B Shareholders may also continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus under “Shareholder Information – Exchanging Shares”.

  Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.

     Except in the circumstances set forth above, any purchase order for a fund’s Class B shares received after the Close Time will not be processed in Class B shares. All other features of Class B shares described in the prospectus – including contingent deferred sales charges, Rule 12b-1 distribution and service fees, and conversion and redemption features – will remain unchanged and will continue in effect after the Close Time.

     Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

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Investors Should Retain This Supplement for Future Reference